Exhibit 21.1
List of Subsidiaries

Name	Jurisdiction of Incorporation or Organization
Arbour CLO Designated Activity Company	Ireland
Arbour CLO II Designated Activity Company	Ireland
Arbour CLO III Designated Activity Company	Ireland
Arbour CLO IV Designated Activity Company	Ireland
Arbour CLO V Designated Activity Company	Ireland
Highstar Capital GP IV Holdings	Cayman Islands
Highstar Capital GP IV, L.P.	Cayman Islands
Highstar Capital GP IV, LLC	Delaware
Highstar Capital IV Prism AIF, L.P.	Delaware
Highstar Capital IV Prism Feeder, L.P.	Cayman Islands
Highstar Capital IV Prism, L.P.	Cayman Islands
Highstar Capital IV, L.P.	Delaware
Highstar Capital IV-A, L.P.	Delaware
Highstar IV Holdco Management, Ltd.	Cayman Islands
Highstar IV Holdco, L.P.	Cayman Islands
Oaktree (Lux.) FS S.C.Sp. SICAV-RAIF	Luxembourg
Oaktree (Lux.) II	Luxembourg
Oaktree (Lux.) II GP S.à r.l.	Luxembourg
Oaktree (Lux.) III	Luxembourg
Oaktree AIF (Cayman) GP Ltd.	Cayman Islands
Oaktree AIF Holdings, Inc.	Delaware
Oaktree AIF Investments, L.P.	Delaware
Oaktree BAA Emerging Market Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree BAA Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Boulder Investment Fund (Feeder), L.P.	Cayman Islands
Oaktree Boulder Investment Fund GP, L.P.	Delaware
Oaktree Boulder Investment Fund, L.P.	Delaware
Oaktree Capital (Beijing) Ltd.	China
Oaktree Capital (Hong Kong) Limited	Hong Kong
Oaktree Capital (Seoul) Limited	South Korea
Oaktree Capital (Shanghai) Limited	China
Oaktree Capital Europe Limited	United Kingdom
Oaktree Capital Group Holdings GP, LLC	Delaware
Oaktree Capital Group Holdings, L.P.	Delaware
Oaktree Capital Group, LLC	Delaware
Oaktree Capital I, L.P.	Delaware
Oaktree Capital II, L.P.	Delaware
Oaktree Capital Management (Cayman), L.P.	Cayman Islands
Oaktree Capital Management (Dubai) Limited	United Arab Emirates
Oaktree Capital Management (Europe) LLP	United Kingdom

Name	Jurisdiction of Incorporation or Organization
Oaktree Capital Management (Lux.) S.à r.l.	Luxembourg
Oaktree Capital Management (UK) LLP	United Kingdom
Oaktree Capital Management Fund (Europe)	Luxembourg
Oaktree Capital Management Limited	United Kingdom
Oaktree Capital Management Pte. Ltd.	Singapore
Oaktree Capital Management, L.P.	Delaware
Oaktree Capital UK Limited	United Kingdom
Oaktree Cascade Investment Fund I GP, L.P.	Delaware
Oaktree Cascade Investment Fund I, L.P.	Delaware
Oaktree Cascade Investment Fund II GP, L.P.	Delaware
Oaktree Cascade Investment Fund II, L.P.	Delaware
Oaktree CLO Equityholder, LLC	Delaware
Oaktree CLO RR Holder, LLC	Cayman Islands
Oaktree Desert Sky Investment Fund II GP, L.P.	Delaware
Oaktree Desert Sky Investment Fund II, L.P.	Delaware
Oaktree Desert Sky Investment GP, L.P.	Delaware
Oaktree Desert Sky Investment, L.P.	Delaware
Oaktree Emerging Market Debt Fund GP, L.P.	Cayman Islands
Oaktree Emerging Market Debt Fund GP, Ltd.	Cayman Islands
Oaktree Emerging Market Debt Fund, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP Ltd.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Absolute Return (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Emerging Markets Absolute Return Feeder Fund, L.P.	Delaware
Oaktree Emerging Markets Absolute Return Fund GP, L.P.	Delaware
Oaktree Emerging Markets Absolute Return Fund, L.P.	Delaware
Oaktree Emerging Markets Debt Total Return Fund Corporate Feeder (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund GP, L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund Partnership Feeder (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Delaware), L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Equity Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II (Feeder), L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II GP Ltd.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II GP, L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II, L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Oaktree Employee Investment Fund (Cayman), L.P.	Cayman Islands
Oaktree Employee Investment Fund, L.P.	Delaware
Oaktree Energy Infrastructure Fund (Parallel), L.P.	Cayman Islands
Oaktree Energy Infrastructure Fund Feeder (Cayman), L.P.	Cayman Islands
Oaktree Energy Infrastructure Fund GP, L.P.	Cayman Islands
Oaktree Energy Infrastructure Fund, L.P.	Cayman Islands
Oaktree Enhanced Income Fund (Cayman), L.P.	Cayman Islands
Oaktree Enhanced Income Fund (Parallel) Feeder, L.P.	Cayman Islands
Oaktree Enhanced Income Fund (Parallel), L.P.	Delaware
Oaktree Enhanced Income Fund GP, L.P.	Delaware
Oaktree Enhanced Income Fund GP, Ltd.	Cayman Islands
Oaktree Enhanced Income Fund II (Cayman), L.P.	Cayman Islands
Oaktree Enhanced Income Fund II (Parallel) Feeder, L.P.	Cayman Islands
Oaktree Enhanced Income Fund II (Parallel), L.P.	Delaware
Oaktree Enhanced Income Fund II GP, Ltd.	Cayman Islands
Oaktree Enhanced Income Fund II, L.P.	Delaware
Oaktree Enhanced Income Fund III (Cayman), L.P.	Cayman Islands
Oaktree Enhanced Income Fund III (Parallel) Feeder, L.P.	Cayman Islands
Oaktree Enhanced Income Fund III (Parallel), L.P.	Delaware
Oaktree Enhanced Income Fund III GP, Ltd.	Cayman Islands
Oaktree Enhanced Income Fund III, L.P.	Delaware
Oaktree Enhanced Income Fund, L.P.	Delaware
Oaktree Europe GP, Limited	United Kingdom
Oaktree European Capital Solutions Fund (Parallel), L.P.	Delaware
Oaktree European Capital Solutions Fund Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund Feeder 2, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund GP, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund GP, Ltd.	Cayman Islands
Oaktree European Capital Solutions Fund, L.P.	Cayman Islands
Oaktree European Credit Opportunities Fund (Cayman) Ltd.	Cayman Islands
Oaktree European Credit Opportunities Fund, L.P.	United Kingdom
Oaktree European Dislocation Fund (U.S.), L.P.	Cayman Islands
Oaktree European Dislocation Fund GP Ltd.	Cayman Islands
Oaktree European Dislocation Fund GP, L.P.	Cayman Islands
Oaktree European Dislocation Fund, L.P.	Cayman Islands
Oaktree European High Yield Fund, L.P.	Delaware
Oaktree European Holdings, LLC	Delaware
Oaktree European Principal Fund III (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund III (Feeder) GP, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel) Feeder, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel), L.P.	Cayman Islands
Oaktree European Principal Fund III (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund III GP, L.P.	Cayman Islands
Oaktree European Principal Fund III GP, Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Oaktree European Principal Fund III, L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder, S.C.S.	Luxembourg
Oaktree European Principal Fund IV GP Ltd.	Cayman Islands
Oaktree European Principal Fund IV GP S.à r.l.	Luxembourg
Oaktree European Principal Fund IV GP, L.P.	Cayman Islands
Oaktree European Principal Fund IV, L.P.	Cayman Islands
Oaktree European Principal Fund IV, S.C.S.	Luxembourg
Oaktree European Senior Loan S.à.r.l.	Luxembourg
Oaktree European Special Situations Fund GP, L.P.	Cayman Islands
Oaktree European Special Situations Fund GP Ltd.	Cayman Islands
Oaktree European Special Situations Fund, L.P.	Cayman Islands
Oaktree European Student Housing Fund Feeder, SCSp	Luxembourg
Oaktree European Student Housing Fund GP, Ltd.	Cayman Islands
Oaktree European Student Housing Fund GP, S.à.r.l.	Luxembourg
Oaktree European Student Housing Fund SLP, L.P.	Cayman Islands
Oaktree European Student Housing Fund, SCSp	Luxembourg
Oaktree Expanded High Yield Fund, L.P.	Delaware
Oaktree FF Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree FF Investment Fund GP Ltd.	Cayman Islands
Oaktree FF Investment Fund GP, L.P.	Cayman Islands
Oaktree FF Investment Fund, L.P.	Cayman Islands
Oaktree France S.A.S.	France
Oaktree Fund Administration, LLC	Delaware
Oaktree Fund Advisors, LLC	Delaware
Oaktree Fund AIF Series (Cayman), L.P.	Cayman Islands
Oaktree Fund AIF Series, L.P.	Delaware
Oaktree Fund GP 1A, Ltd.	Cayman Islands
Oaktree Fund GP 2A, Ltd.	Cayman Islands
Oaktree Fund GP AIF, LLC	Delaware
Oaktree Fund GP I, L.P.	Delaware
Oaktree Fund GP II, L.P.	Delaware
Oaktree Fund GP IIA, LLC	Delaware
Oaktree Fund GP III, L.P.	Delaware
Oaktree Fund GP IIIA, LLC	Delaware
Oaktree Fund GP, LLC	Delaware
Oaktree Funds	Delaware
Oaktree Glacier Holdings GP Ltd.	Cayman Islands
Oaktree Glacier Holdings, L.P.	Cayman Islands
Oaktree Glacier Investment Fund (Feeder), L.P.	Cayman Islands
Oaktree Glacier Investment Fund II (Feeder) GP S.à.r.l.	Luxembourg
Oaktree Glacier Investment Fund II (Feeder), S.C.Sp.	Luxembourg
Oaktree Glacier Investment Fund II, L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Oaktree Glacier Investment Fund, L.P.	Cayman Islands
Oaktree Global Credit Feeder (Cayman), L.P.	Cayman Islands
Oaktree Global Credit Fund GP Ltd.	Cayman Islands
Oaktree Global Credit Fund GP, L.P.	Cayman Islands
Oaktree Global Credit Fund, L.P.	Cayman Islands
Oaktree Global Credit Holdings (Cayman) Ltd.	Cayman Islands
Oaktree Global Credit Holdings (Delaware), L.P.	Delaware
Oaktree Global High Yield Bond Fund (Cayman), Ltd.	Delaware
Oaktree Global High Yield Bond Fund GP, L.P.	Delaware
Oaktree Global High Yield Bond Fund, L.P.	Delaware
Oaktree GmbH	Germany
Oaktree High Income Convertible Fund II, L.P.	Delaware
Oaktree High Income Convertible Fund, L.P.	Delaware
Oaktree High Yield Bond Fund, L.P.	California
Oaktree High Yield Fund (Feeder) GP, Ltd.	Cayman Islands
Oaktree High Yield Fund (Feeder), L.P.	Cayman Islands
Oaktree High Yield Fund II, L.P.	Delaware
Oaktree High Yield Plus (Cayman) Fund, Ltd.	Cayman Islands
Oaktree High Yield Plus Feeder Fund, L.P.	Delaware
Oaktree High Yield Plus Fund, L.P.	Delaware
Oaktree Holdings, Inc.	Delaware
Oaktree Holdings, LLC	Delaware
Oaktree Holdings, Ltd.	Cayman Islands
Oaktree HSF, L.P.	Delaware
Oaktree Huntington Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree Huntington Investment Fund GP Ltd.	Cayman Islands
Oaktree Huntington Investment Fund GP, L.P.	Cayman Islands
Oaktree Huntington Investment Fund II AIF (Delaware), L.P.	Delaware
Oaktree Huntington Investment Fund II GP, L.P.	Delaware
Oaktree Huntington Investment Fund II, L.P.	Delaware
Oaktree Huntington Investment Fund, L.P.	Cayman Islands
Oaktree Infrastructure Fund (Parallel), L.P.	Cayman Islands
Oaktree Infrastructure Fund Feeder (Cayman), L.P.	Cayman Islands
Oaktree Infrastructure Fund Feeder (FF), L.P.	Cayman Islands
Oaktree Infrastructure Fund Feeder S.C.S.	Luxembourg
Oaktree Infrastructure Fund GP Ltd.	Cayman Islands
Oaktree Infrastructure Fund GP, L.P.	Cayman Islands
Oaktree Infrastructure Fund SCS	Luxembourg
Oaktree Infrastructure Fund, L.P.	Cayman Islands
Oaktree Infrastructure GP S.à r.l.	Luxembourg
Oaktree Infrastructure IV Manager LLC	Delaware
Oaktree Infrastructure Manager LLC	Delaware
Oaktree Infrastructure, L.P.	Delaware
Oaktree International Holdings, LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Oaktree Investment Holdings II, LLC	Delaware
Oaktree Investment Holdings, L.P.	Delaware
Oaktree Japan Absolute Return Fund Corporate Feeder (Cayman), L.P.	Cayman Islands
Oaktree Japan Absolute Return Fund GP, L.P.	Delaware
Oaktree Japan Absolute Return Fund Partnership Feeder (Cayman), L.P.	Cayman Islands
Oaktree Japan Absolute Return Fund, L.P. (Delaware)	Delaware
Oaktree Japan Absolute Return Holdings, L.P.	Delaware
Oaktree Japan GP, L.P.	Cayman Islands
Oaktree Japan Opportunities Value Fund, L.P.	Delaware
Oaktree Japan, GK	Japan
Oaktree Juniper Investment Fund GP Ltd.	Cayman Islands
Oaktree Juniper Investment Fund GP, L.P.	Cayman Islands
Oaktree Juniper Investment Fund, L.P.	Cayman Islands
Oaktree Loan Fund 2x (Cayman) Ltd.	Cayman Islands
Oaktree Loan Fund 2x (Cayman), L.P.	Cayman Islands
Oaktree Loan Fund 2x, L.P.	Delaware
Oaktree Loan Fund GP, L.P.	Delaware
Oaktree Loan Fund, L.P.	Delaware
Oaktree Mezzanine Fund III (Cayman) Ltd.	Cayman Islands
Oaktree Mezzanine Fund III GP, L.P.	Delaware
Oaktree Mezzanine Fund III, L.P.	Delaware
Oaktree Mezzanine Fund IV (Cayman) GP Ltd.	Cayman Islands
Oaktree Mezzanine Fund IV (Cayman), L.P.	Cayman Islands
Oaktree Mezzanine Fund IV GP, L.P.	Delaware
Oaktree Mezzanine Fund IV, L.P.	Delaware
Oaktree Middle-Market Direct Lending Feeder (CAD), L.P.	Cayman Islands
Oaktree Middle-Market Direct Lending Fund (Parallel), L.P.	Cayman Islands
Oaktree Middle-Market Direct Lending Fund, L.P.	Delaware
Oaktree Middle-Market Direct Lending GP (Parallel), LTD	Cayman Islands
Oaktree Middle-Market Direct Lending GP, L.P.	Delaware
Oaktree Middle-Market Direct Lending JPN-A GP Ltd.	Cayman Islands
Oaktree Middle-Market Direct Lending Unlevered Feeder (CAD), L.P.	Cayman Islands
Oaktree Middle-Market Direct Lending Unlevered Fund (Parallel), L.P.	Cayman Islands
Oaktree Middle-Market Direct Lending Unlevered Fund, L.P.	Delaware
Oaktree Middle-Market Direct Lending Unlevered JPN-A 2017 Fund, L.P.	Cayman Islands
Oaktree MM CLO Holdings, L.P.	Delaware
Oaktree Moraine Co-Investment Fund (Feeder), S.C.Sp.	Luxembourg
Oaktree Moraine Co-Investment Fund, L.P.	Cayman Islands
Oaktree Non-U.S. Convertible Fund, L.P.	California
Oaktree Opportunities Fund IX (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel 2) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel 2) AIF (Delaware), L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Oaktree Opportunities Fund IX (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund IX (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund IX AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund IX Delaware, L.P.	Delaware
Oaktree Opportunities Fund IX GP Ltd.	Cayman Islands
Oaktree Opportunities Fund IX GP, L.P.	Cayman Islands
Oaktree Opportunities Fund IX, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII Delaware, L.P.	Delaware
Oaktree Opportunities Fund VIII GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIIIb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIIIb Delaware, L.P.	Delaware
Oaktree Opportunities Fund VIIIb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb, L.P.	Cayman Islands
Oaktree Opportunities Fund X (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund X (Parallel 2) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund X (Parallel 2), L.P.	Delaware
Oaktree Opportunities Fund X (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund X (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund X AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund X Delaware AIF Holdings, L.P.	Delaware
Oaktree Opportunities Fund X Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X GP Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Oaktree Opportunities Fund X GP, L.P.	Cayman Islands
Oaktree Opportunities Fund X, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel 2) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel 2), L.P.	Delaware
Oaktree Opportunities Fund Xb (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund Xb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb, L.P.	Cayman Islands
Oaktree Overseas Investment Fund Management (Shanghai) Co., Ltd.	China
Oaktree Pinnacle Investment Fund Delaware, L.P.	USA
Oaktree Pinnacle Investment Fund GP Ltd.	Cayman Islands
Oaktree Pinnacle Investment Fund GP, L.P.	Cayman Islands
Oaktree Pinnacle Investment Fund, L.P.	Cayman Islands
Oaktree Power Infrastructure Warehouse Holdings, LLC	Delaware
Oaktree Power Opportunities Fund III (Cayman) GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund III (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund III (Parallel), L.P.	Delaware
Oaktree Power Opportunities Fund III AIF (Delaware), L.P.	Delaware
Oaktree Power Opportunities Fund III Delaware, L.P.	Delaware
Oaktree Power Opportunities Fund III GP, L.P.	Delaware
Oaktree Power Opportunities Fund III, L.P.	Delaware
Oaktree Power Opportunities Fund IV (Cayman) GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund IV (Parallel), L.P.	Delaware
Oaktree Power Opportunities Fund IV Feeder (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund IV GP, L.P.	Delaware
Oaktree Power Opportunities Fund IV, L.P.	Delaware
Oaktree Principal Fund V (Cayman) Ltd.	Cayman Islands
Oaktree Principal Fund V (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund V (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Parallel), L.P.	Cayman Islands
Oaktree Principal Fund V AIF (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund V AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V GP Ltd.	Cayman Islands
Oaktree Principal Fund V GP, L.P.	Cayman Islands
Oaktree Principal Fund V, L.P.	Cayman Islands
Oaktree Principal Fund VI (Cayman) Holdings, L.P.	Cayman Islands
Oaktree Private Investment Fund 2009 GP, L.P.	Delaware
Oaktree Private Investment Fund 2009, L.P.	Delaware
Oaktree Private Investment Fund 2010 GP, L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Oaktree Private Investment Fund 2010, L.P.	Delaware
Oaktree Private Investment Fund 2012 GP, L.P.	Delaware
Oaktree Private Investment Fund 2012, L.P.	Delaware
Oaktree Private Investment Fund IV GP, L.P.	Delaware
Oaktree Private Investment Fund IV, L.P.	Delaware
Oaktree Real Estate Debt Fund (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund (Cayman) L.P.	Cayman Islands
Oaktree Real Estate Debt Fund (Parallel) Feeder, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund (Parallel), L.P.	Delaware
Oaktree Real Estate Debt Fund GP, L.P.	Delaware
Oaktree Real Estate Debt Fund II (Parallel), L.P.	USA
Oaktree Real Estate Debt Fund II Feeder (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund II GP, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II GP, S.à r.l.	Luxembourg
Oaktree Real Estate Debt Fund II, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II, S.C.S.	Luxembourg
Oaktree Real Estate Debt Fund, L.P.	Delaware
Oaktree Real Estate Debt Securities Fund – SF, LLC	Delaware
Oaktree Real Estate Income Fund GP Ltd.	Cayman Islands
Oaktree Real Estate Income Fund GP, L.P.	Cayman Islands
Oaktree Real Estate Income Fund Holdings, L.P.	Delaware
Oaktree Real Estate Income Fund REIT, LLC	Delaware
Oaktree Real Estate Income Fund, L.P.	Cayman Islands
Oaktree Real Estate Income Trust, Inc.	Delaware
Oaktree Real Estate Opportunities Fund IV Delaware GP Inc.	Delaware
Oaktree Real Estate Opportunities Fund IV Delaware, L.P.	Delaware
Oaktree Real Estate Opportunities Fund IV GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund IV GP, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund IV, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund V (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund V (Cayman) L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund V GP, L.P.	Delaware
Oaktree Real Estate Opportunities Fund V, L.P.	Delaware
Oaktree Real Estate Opportunities Fund VI (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund VI (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VI (Parallel 2), L.P.	Delaware
Oaktree Real Estate Opportunities Fund VI (Parallel), L.P.	Delaware
Oaktree Real Estate Opportunities Fund VI AIF (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VI GP, L.P.	Delaware
Oaktree Real Estate Opportunities Fund VI, L.P.	Delaware
Oaktree Real Estate Opportunities Fund VII (Feeder) GP, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VII (Feeder), L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VII (Parallel 2), L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Oaktree Real Estate Opportunities Fund VII (Parallel 3) Feeder, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VII (Parallel 3), L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VII (Parallel 4), L.P.	Delaware
Oaktree Real Estate Opportunities Fund VII (Parallel), L.P.	Delaware
Oaktree Real Estate Opportunities Fund VII GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund VII GP, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund VII, L.P.	Cayman Islands
Oaktree Remington Investment Fund GP, L.P.	Delaware
Oaktree Remington Investment Fund, L.P.	Delaware
Oaktree Senior Loan Fund (Cayman) Ltd.	Cayman Islands
Oaktree Senior Loan Fund GP, L.P.	Delaware
Oaktree Senior Loan Fund, L.P.	Delaware
Oaktree Special Situations Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Special Situations Fund (Feeder), L.P.	Cayman Islands
Oaktree Special Situations Fund AIF (Cayman), L.P.	Cayman Islands
Oaktree Special Situations Fund AIF (Delaware), L.P.	USA
Oaktree Special Situations Fund GP, Ltd.	Cayman Islands
Oaktree Special Situations Fund GP, L.P.	Cayman Islands
Oaktree Special Situations Fund II (Feeder), L.P.	Cayman Islands
Oaktree Special Situations Fund II (Feeder), SCSp	Luxembourg
Oaktree Special Situations Fund II (Parallel), SCSp	Luxembourg
Oaktree Special Situations Fund II GP Ltd.	Cayman Islands
Oaktree Special Situations Fund II GP, L.P.	Cayman Islands
Oaktree Special Situations Fund II GP, S.à r.l.	Luxembourg
Oaktree Special Situations Fund II, L.P.	Cayman Islands
Oaktree Special Situations Fund, L.P.	Cayman Islands
Oaktree Specialty Lending Corporation	Delaware
Oaktree Strategic Credit Fund A (Cayman), L.P.	Cayman Islands
Oaktree Strategic Credit Fund A (Feeder) GP, L.P.	Cayman Islands
Oaktree Strategic Credit Fund A GP, L.P.	Cayman Islands
Oaktree Strategic Credit Fund A, L.P.	Cayman Islands
Oaktree Strategic Credit Fund B GP, L.P.	Cayman Islands
Oaktree Strategic Credit Fund B, L.P.	Cayman Islands
Oaktree Strategic Credit Fund C (Cayman), L.P.	Cayman Islands
Oaktree Strategic Credit Fund C (Feeder) GP, L.P.	Cayman Islands
Oaktree Strategic Credit Fund C GP, L.P.	Cayman Islands
Oaktree Strategic Credit Fund C, L.P.	Cayman Islands
Oaktree Strategic Income (Cayman), Ltd.	Cayman Islands
Oaktree Strategic Income (Feeder) Holdings, L.P.	Cayman Islands
Oaktree Strategic Income Corporation	Delaware
Oaktree Strategic Income, LLC	Delaware
Oaktree Transportation Infrastructure Fund (Parallel 2), L.P.	Cayman Islands
Oaktree Transportation Infrastructure Fund (Parallel), L.P.	Cayman Islands
Oaktree Transportation Infrastructure Fund Feeder (Cayman), L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Oaktree Transportation Infrastructure Fund GP, L.P.	Cayman Islands
Oaktree Transportation Infrastructure Fund, L.P.	Cayman Islands
Oaktree TT Multi-Strategy Fund GP, L.P.	Delaware
Oaktree TT Multi-Strategy Fund, L.P.	Delaware
Oaktree TX Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Value Equity Fund (Cayman), L.P.	Cayman Islands
Oaktree Value Equity Fund (Delaware), L.P.	Delaware
Oaktree Value Equity Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Value Equity Fund GP Ltd.	Cayman Islands
Oaktree Value Equity Fund GP, L.P.	Cayman Islands
Oaktree Value Equity Fund, L.P.	Cayman Islands
Oaktree Value Equity Fund-SP GP, L.P.	Delaware
Oaktree Value Equity Fund-SP, L.P.	Delaware
Oaktree Value Opportunities (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Value Opportunities Feeder Fund, L.P.	Delaware
Oaktree Value Opportunities Fund AIF (Cayman), L.P.	Cayman Islands
Oaktree Value Opportunities Fund AIF (Delaware), L.P.	Delaware
Oaktree Value Opportunities Fund GP Ltd.	Cayman Islands
Oaktree Value Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Value Opportunities Fund, L.P.	Cayman Islands
Oaktree-Forrest Multi-Strategy, LLC	Delaware
OCM Asia Principal Opportunities Fund GP Ltd.	Cayman Islands
OCM Asia Principal Opportunities Fund GP, L.P.	Cayman Islands
OCM Asia Principal Opportunities Fund, L.P.	Cayman Islands
OCM Avalon Co-Investment Fund, L.P.	Cayman Islands
OCM BSA Holdings GP, LLC	Delaware
OCM BSA Holdings, L.P.	Delaware
OCM Convertible Trust	Massachusetts
OCM Disbursement Services, L.L.C.	Delaware
OCM European Principal Opportunities Fund II (Delaware), L.P.	Delaware
OCM European Principal Opportunities Fund II (U.S.), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II AIF (Cayman), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II GP Ltd.	Cayman Islands
OCM European Principal Opportunities Fund II GP, L.P.	Cayman Islands
OCM European Principal Opportunities Fund II, L.P.	Cayman Islands
OCM FIE, LLC	Delaware
OCM Group Trust	Massachusetts
OCM High Yield Plus Fund GP, L.P.	Delaware
OCM High Yield Trust	Massachusetts
OCM Holdings I, LLC	Delaware
OCM Investments, LLC	Delaware
OCM Mezzanine Fund II (Cayman) Ltd.	Cayman Islands
OCM Mezzanine Fund II GP, L.P.	Delaware
OCM Mezzanine Fund II, L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
OCM Mezzanine Fund, L.P.	Delaware
OCM Opportunities Fund III, L.P.	Delaware
OCM Opportunities Fund IV, L.P.	Delaware
OCM Opportunities Fund IVb (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund IVb, L.P.	Delaware
OCM Opportunities Fund V (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund V Feeder, L.P.	Delaware
OCM Opportunities Fund V GP, L.P.	Delaware
OCM Opportunities Fund V, L.P.	Delaware
OCM Opportunities Fund VI (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VI AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VI AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VI GP, L.P.	Delaware
OCM Opportunities Fund VI, L.P.	Delaware
OCM Opportunities Fund VII (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VII AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VII Delaware GP Inc.	Delaware
OCM Opportunities Fund VII Delaware, L.P.	Delaware
OCM Opportunities Fund VII GP Ltd.	Cayman Islands
OCM Opportunities Fund VII GP, L.P.	Cayman Islands
OCM Opportunities Fund VII, L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb (Parallel), L.P.	Cayman Islands
OCM Opportunities Fund VIIb AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VIIb AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb Delaware, L.P.	Delaware
OCM Opportunities Fund VIIb GP Ltd.	Cayman Islands
OCM Opportunities Fund VIIb GP, L.P.	Cayman Islands
OCM Opportunities Fund VIIb, L.P.	Cayman Islands
OCM Opps X AIF Holdings (Delaware), L.P.	Delaware
OCM Opps X AIF Master Holdings (Delaware), L.P.	Delaware
OCM Opps X AIF Master Holdings Parallel (Delaware), L.P.	Delaware
OCM Opps X AIF Master Holdings Parallel 2 (Delaware), L.P.	Delaware
OCM Opps X PRC Blocker, Ltd.	Cayman Islands
OCM Power Opportunities Fund II GP (Cayman) Ltd.	Cayman Islands
OCM Power Opportunities Fund II GP, L.P.	Delaware
OCM Principal Opportunities Fund III (Cayman) Ltd.	Cayman Islands
OCM Principal Opportunities Fund III Feeder, L.P.	Delaware
OCM Principal Opportunities Fund III GP, L.P.	Delaware
OCM Principal Opportunities Fund III, L.P.	Delaware
OCM Principal Opportunities Fund IIIA, L.P.	Delaware
OCM Principal Opportunities Fund IV (Cayman) Ltd.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
OCM Principal Opportunities Fund IV AIF (Delaware) GP, L.P.	Delaware
OCM Principal Opportunities Fund IV AIF (Delaware), L.P.	Delaware
OCM Principal Opportunities Fund IV Delaware GP Inc.	Delaware
OCM Principal Opportunities Fund IV Delaware, L.P.	Delaware
OCM Principal Opportunities Fund IV GP, L.P.	Cayman Islands
OCM Principal Opportunities Fund IV GP, Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV, L.P.	Cayman Islands
OCM Real Estate Opportunities Fund III GP, L.P.	Delaware
OCM Real Estate Opportunities Fund III, L.P.	Delaware
OCM Real Estate Opportunities Fund IIIA, L.P.	Delaware
OCM Sabal Europe Holdings PT, L.P.	Cayman Islands
OCM SSG Holdings GP, LLC	Delaware
OCM SSG Holdings, L.P.	Delaware
OCM Strategic Credit Fund B SC CTB, LLC	Delaware
OCM Strategic Credit Fund B SP 1, L.P.	Delaware
OCM Strategic Credit Fund B SP 2, L.P.	Delaware
OCM/GFI Power Opportunities Fund II (Cayman), L.P.	Cayman Islands
OCM/GFI Power Opportunities Fund II (Delaware), LLC	Delaware
OCM/GFI Power Opportunities Fund II Feeder, L.P.	Delaware
OCM/GFI Power Opportunities Fund II, L.P.	Delaware
Pangaea Capital Management, L.P.	Cayman Islands
Pangaea Holdings Ltd.	Cayman Islands
Portfolio Income Splitter, L.P.	Cayman Islands
RBO GP Holdings, L.P.	Delaware
RBO LP Holdings, L.P.	Delaware
Sabal Cayman (Promote) 1, L.P.	Cayman Islands
Sabal Financial Europe Limited	United Kingdom
Sabal Financial Europe, LLC	Delaware
Sabal Financial Group GP, LLC	Delaware
Sabal Financial Group, L.P.	Delaware
Shanghai Oaktree I Overseas Investment Fund, L.P.	China
South Grand MM CLO I, LLC	Delaware